UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 30, 2004

The Reynolds and Reynolds Company
__________________________________________
(Exact name of registrant as specified in its charter)

Ohio	1-10147	31-0421120
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Reynolds Way, Dayton, Ohio		45430
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	937-485-2000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 1.01. Entry into a Material Definitive Agreement.

As part of its compensation program, The Reynolds and Reynolds Company grants various awards to its executive officers and members of the Board of Directors under the Reynolds and Reynolds Company 2004 Executive Stock Incentive Plan (the "Plan"). The stockholder-approved Plan is on file with the Securities and Exchange Commission. Forms of award grant agreements for Time-Based Restricted Stock and Restricted Stock Units, Retention Stock Options, and Performance-Based Restricted Stock and Restricted Stock Units, are attached hereto as Exhibit Numbers 10.1, 10.2, 10.3, 10.4, 10.5, 10.6, 10.7, and 10.8, and are incorporated herein by reference.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Reynolds and Reynolds Company

November 30, 2004	By:	Douglas M. Ventura

Name: Douglas M. Ventura
Title: Executive Vice President of Operations, General Counsel and Secretary

Top of the Form

Exhibit Index

Exhibit No.	Description

10.1	Performance-Based Restricted Stock Award
10.2	Time-Based Restricted Stock Award (Board of Directors)
10.3	Time-Based Retention Restricted Stock Award
10.4	Time-Based Restricted Stock Award
10.5	Performance-Based Restricted Stock Unit Award
10.6	Time-Based Restricted Stock Unit Award (Board of Directors)
10.7	Time-Based Restricted Stock Unit Award
10.8	Retention Stock Option Notice